RIO VISTA GP LLC


                                VOTING AGREEMENT


                              ______________, 2004




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                                VOTING AGREEMENT

     This Voting Agreement (this "AGREEMENT") is entered into as of ____________, 2004, by and among Rio Vista GP LLC, a Delaware limited liability company (the "COMPANY"), Penn Octane Corporation, a Delaware corporation and member of the Company ("PENN OCTANE"), and the members of the Company identified on the signature page of this Agreement (collectively, the "MEMBERS" and, individually, each a "MEMBER"). The Company, Penn Octane and the Members are sometimes referred to herein, collectively, as the "parties" and, individually, as a "party" to this Agreement. Unless otherwise provided, capitalized terms used in this Agreement have the meanings ascribed to them in Section 5 hereof.
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                                    RECITALS
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     WHEREAS, immediately prior to the date hereof, Penn Octane was the owner of on hundred percent (100%) of the limited liability company interests of the Company (the "PENN OCTANE INTEREST").

     WHEREAS, pursuant to option agreements dated July 10, 2003, Penn Octane granted each Member the right (the "PURCHASE RIGHT") to purchase twenty-five percent (25%) of the Penn Octane Interest at an exercise price equal to the pro rata portion of the tax basis capital the Partnership (as defined in Section 1.4 of this Agreement) after the distribution of the common units of the Partnership to the stockholders of Penn Octane.

     WHEREAS, the exercise of the Purchase Right is conditioned upon the execution and delivery of this Agreement by each Member.


                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth in this Agreement, the Purchase Right and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.   VOTING  AGREEMENT.
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     1.1  Voting  by  Member  for  Managers.  From and after the date hereof and until the provisions of this Section 1 cease to be effective, at each meeting of the members of the Company, or at any meeting of the members of the Company at which members of the Board of Managers of the Company (the "BOARD") are to be elected, or whenever members of the Board are to be elected by the members of the Company by written consent, each Member agrees to vote or act with respect to all of his, her or its limited liability company interests in the Company and shall take all other necessary or desirable actions within such Member's control whether in such capacity as a Member, manager of the Company, officer of the Company, or otherwise (including, without limitation, attendance at meetings, in person or by proxy, for purposes of


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obtaining a quorum and execution of written consents), and the Company agrees to take  all  necessary  and  desirable  actions  within  its  control,  so  as to:

               1.1.1 fix the number of members of the Board (the "MANAGERS" and each, individually, a "MANAGER") at such number designated by Penn Octane; and

               1.1.2     elect each and every Manager designated by Penn Octane.

     1.2 Removal and Substitution of Members of the Board. Each Member agrees to vote or act with respect to all of his, her or its limited liability company interests in the Company for the removal of any member of the Board upon the request of Penn Octane and for the election to the Board of a substitute nominated by Penn Octane in accordance with the provisions of Section 1.1. Each Member agrees that no Manager may be removed from office without the approval of Penn Octane. Each Member further agrees to vote or act with respect to all of his, her or its limited liability company interests in the Company in such manner as shall be necessary or appropriate to ensure that any vacancy on the Board occurring for any reason shall be filled only in accordance with the provisions of Section 1.1.

     1.3 Voting by Member on All Other Matters. From and after the date hereof and until the provisions of this Section 1 cease to be effective, at each meeting of the members of the Company, or whenever members of the Company are to take action by written consent, each Member agrees to vote or act with respect to all of his, her or its limited liability company interests in the Company as directed by Penn Octane and shall take all other necessary or desirable actions within such Member's control whether in such capacity as a Member, Manager, officer of the Company, or otherwise (including, without limitation, attendance at meetings, in person or by proxy, for purposes of obtaining a quorum and execution of written consents), and the Company agrees to take all necessary and desirable actions within its control, as directed by Penn Octane.

     1.4 Exceptions. The provisions of Section 1.3 of this Agreement do not apply with respect to any matter involving (a) the sale, transfer, assignment, pledge, hypothecation or other disposal of all or any portion of (i) any general partner interest (the "GENERAL PARTNER INTEREST") in Rio Vista Energy Partners L.P., a Delaware limited partnership (the "PARTNERSHIP"), or (ii) any Incentive Distribution Rights (as defined in the First Amended and Restated Agreement of Limited Partnership of Rio Vista Energy Partners L.P. (the "PARTNERSHIP AGREEMENT")) or (b) the merger, consolidation or sale of all or substantially all of the assets of the Partnership, its subsidiaries or the Company.

2.   NO  REVOCATION.  The voting agreements contained herein are coupled with an
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interest and may not be revoked during the term of this Agreement.

3.   LEGEND.  Each certificate evidencing limited liability company interests in
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the Company and each certificate issued in exchange for or upon the Transfer, as defined in Section 5 below, of any limited liability company interests of the Company will be stamped or otherwise imprinted with a legend in substantially the following form:


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          "THE  SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A
          VOTING AGREEMENT DATED AS OF ______________, 2004, ENTERED INTO BY AND AMONG THE COMPANY, PENN OCTANE AND CERTAIN OF THE COMPANY'S MEMBERS, AND BY ACCEPTING THESE SECURITIES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED, WITHOUT CHARGE, BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The Company will imprint such legend on all certificates representing limited liability company interests outstanding prior to the date hereof.

4.   TRANSFER.  Prior  to any Transfer of any limited liability company interest
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in  the Company or any interest therein to any Person, which Transfer is subject to the restrictions set forth in the Agreements, the Member effecting such Transfer will cause the prospective Transferee(s) to execute and deliver to each Party a counterpart of this Agreement.

5.   DEFINITIONS.  As used in this Agreement, the following terms shall have the
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meanings  set  forth  below:

     5.1 "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency, or political subdivision thereof.

     5.2 "TRANSFER" means the sale, transfer, assignment, pledge, hypothecation or other disposal.

     5.3  "TRANSFEREE"  shall  mean  the  recipient  of  a  transfer.

6.   MISCELLANEOUS.
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     6.1  Notices.  All  notices  and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand or by messenger addressed as follows:

               (1) if to a Member or Penn Octane, at the Member's or Penn Octane's, as applicable, address, facsimile number or electronic mail address as shown in the Company's records, as may be updated in accordance with the provisions hereof.

               (2) if to the Company, one copy should be sent to its address or facsimile number set forth on the signature page of this Agreement and addressed to the attention of the President, or at such other address or facsimile number as the Company shall have furnished to the Members.


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Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid or, if sent by facsimile, upon confirmation of facsimile transfer.

     6.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     6.3 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, and the parties agree to negotiate, in good faith, a legal and enforceable substitute provision which most nearly effects the parties' intent in entering into this Agreement.

     6.4 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company, (ii) each Member and (iii) Penn Octane. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted or exchanged or for which such securities have been exercised) and each future holder of all such securities.

     6.5 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

     6.6 Specific Performance. The rights of the parties under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

     6.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will be deemed an original, and all such counterparts together will constitute one and the same instrument.

     6.8 Conflict. In the event of any conflict between the terms of this Agreement and the Company's Limited Liability Company Agreement, the Partnership Agreement or any other agreement to which the Company, Penn Octane or a Member is bound, the terms of this Agreement will control.

     6.9 Attorney's Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from


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the  losing  party  all  fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     6.10 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto.

     6.11 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof and supercedes and replaces any prior verbal or written understandings, communications, or representations between the Parties in relation to the subject matter of this Agreement.

     6.12 Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

     6.13 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

     6.14 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.


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     6.15  Jurisdiction;  Venue.  With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state or federal courts in Harris County in the State of Texas.

     6.16 Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT.

     6.17 Further Assurances; Instruments. Each of the Members, Penn Octane and the Company agree not to vote any of their respective limited liability interests in the Company, or to take any other actions, that would in any manner defeat, impair, be inconsistent with or adversely affect the rights of the parties under Section 1 of this Agreement. From time to time, each party hereto shall execute and deliver such instruments and documents as may be reasonably necessary to carry out the purposes and intent of this Agreement.

                         (Signatures on following page.)


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     IN  WITNESS  WHEREOF,  the  undersigned  or  each  of their respective duly authorized officers or representatives have set their hands hereunto effective upon the date first above written.


COMPANY:                                     PENN OCTANE:

RIO VISTA GP LLC                             PENN OCTANE CORPORATION
a Delaware limited liability company         a Delaware corporation


By:                                          By:
   ---------------------------------            --------------------------------
     Richard Shore, Jr.                            Jerome B. Richter
     President                                     Chief Executive Officer
820 Gessner Road
Suite 1250
Houston, Texas  77024                        THE MEMBERS:

                                             SHORE CAPITAL LLC

                                             By:
                                                --------------------------------
                                                   Richard Shore, Jr., President


                                             -----------------------------------
                                             Jerome B. Richter


                      [Signature Page to Voting Agreement]


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